UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Legg Mason Partners Income Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31,

Date of reporting period: July 31, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

JULY 31, 2006

Legg Mason Partners

High Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners High Income Fund

Annual Report  •  July 31, 2006

What’s

Inside

Fund Objective

The Fund seeks high current income by investing primarily in high yield corporate bonds, debentures and notes. These securities are commonly known as “junk bonds” because they are rated in the lower rating categories of nationally and internationally recognized rating agencies, or, if unrated, of similar credit quality.

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief

Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the 12-month reporting period. After expanding 3.3% in the second quarter of 2005, third quarter gross domestic product (“GDP”)i advanced 4.1%. GDP growth then slipped to 1.7% in the fourth quarter. This marked the first quarter in which GDP growth did not surpass 3.0% in nearly three years. However, as expected, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. The economic turnaround was prompted by both strong consumer and business spending. In the second quarter of 2006, GDP growth was a more modest 2.9%, according to the Commerce Department’s preliminary estimate. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates eight times during the period. Since it began its tightening campaign in June 2004, the Fed increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. However, after the reporting period ended, the Fed paused from raising rates in August. In its official statement, the Fed said “…the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Both short- and long-term yields rose over the reporting period, causing the overall bond market to post only a modest gain. During the 12 months ended July 31, 2006, two-year

Legg Mason Partners High Income Fund         I

Treasury yields increased from 4.02% to 4.97%. Over the same period, 10-year Treasury yields moved from 4.28% to 4.99%. Short-term rates rose in concert with the Fed’s repeated rate hikes, while long-term rates rose on fears of mounting inflationary pressures. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 1.46%.

The high yield market generated positive returns during the reporting period, supported by strong corporate profits and low default rates. These factors tended to overshadow several company specific issues, mostly in the automobile industry. During the 12-month period ended July 31, 2006, the Citigroup High Yield Market Indexv returned 3.77%.

Despite weakness late in the reporting period, emerging markets debt produced positive results over the 12-month period, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 8.31%. A strong global economy, solid domestic spending and high energy and commodity prices supported many emerging market countries. In our opinion, these positives more than offset the negatives associated with rising U.S. interest rates.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

II         Legg Mason Partners High Income Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 30, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Legg Mason Partners High Income Fund         III

Manager Overview

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

The Fund was formerly known as Smith Barney High Income Fund.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a variety of significant headwinds, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexi, generated a positive return over the one-year reporting period ended July 31, 2006, as it returned 1.46%.

Over the reporting period, the bond market was impacted by a strong economy, numerous inflationary pressures, and continued rate hikes by the Federal Reserve Board (“Fed”)ii. To gain some perspective on how far we’ve come in terms of interest rates, consider the following; In May 2004, the federal funds rateiii, a barometer of short-term interest rates, was a mere 1.00%, its lowest level in more than 40 years. This was due, in part, to the Fed’s attempt to stimulate the economy in the aftermath of September 11th.

Then, in June 2004, the economy appeared to be on solid footing and the Fed officially ended its accommodative monetary policy by instituting its first rate hike in four years, bringing the federal funds rate from 1.00% to 1.25%. At that time, the Fed telegraphed what it had in mind for short-term rates as it said, “policy accommodation can be removed at a pace that is likely to be measured.” The Fed was certainly true to its word, as it instituted 17 straight 0.25% rate hikes and the federal funds rate was 5.25% at the end of the reporting period.

Given the solid economy and rising rate environment, both short- and long-term Treasury yields rose over the reporting period. During the 12 months ended July 31, 2006, two-year Treasury yields increased from 4.02% to 4.97%. Over the same period, 10-year Treasury yields moved from 4.28% to 4.99%.

Legg Mason Partners High Income Fund 2006 Annual Report         1

Performance Review

For the 12 months ended July 31, 2006, Class A shares of the Legg Mason Partners High Income Fund, excluding sales charges, returned 3.38%. These shares outperformed the Fund’s unmanaged benchmark, the Citigroup High Yield Market (7-10 Year) Indexiv, which returned 2.80% for the same period. The Lipper High Current Yield Funds Category Average1 increased 3.80% over the same time frame.

Performance Snapshot as of July 31, 2006 (excluding sales charges) (unaudited)

	6 Months	12 Months

High Income Fund — Class A Shares	1.62%	3.38%

Citigroup High Yield Market (7-10 Year) Index	1.43%	2.80%

Lipper High Current Yield Funds Category Average	1.92%	3.80%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned 1.38%, Class C shares returned 1.41% and Class Y shares returned 1.75% over the six months ended July 31, 2006. Excluding sales charges, Class B shares returned 2.87%, Class C shares returned 2.78% and Class Y shares returned 3.67% over the 12 months ended July 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 461 funds for the six-month period and among the 448 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the first half of the reporting period, the Fund’s performance was driven by strong security and industry selection. Issue selection was particularly strong in CCC-rated and below securities and in the utilities, paper & forest products, airlines and containers sectors. The Fund’s overweights in the airlines and telecommunications sectors also enhanced results. In the second half of the period, the Fund’s overweight in the building products sector and an underweight in the wireless telecom sector contributed to results. In addition, the Fund’s overweight positions in a number of individual securities, including Newpage, Hawaiian Telecom and General Motors, was beneficial to performance. In addition, a shorter durationv than that of the benchmark was beneficial as interest rates continued to rise.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended July 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 448 funds in the Fund’s Lipper category, and excluding sales charges.

2         Legg Mason Partners High Income Fund 2006 Annual Report

What were the leading detractors from performance?

A. During the first half of the reporting period, security selection in the cable & other media, telecommunications, and building products detracted from results. In the second half of the period, the Fund’s overweight in the energy sector and security selection in the technology sector had a somewhat negative effect on performance. In addition, the Fund’s relatively higher quality bias detracted from performance as lower quality more speculative securities out performed.

Q. Were there any significant changes to the Fund during the reporting period?

A. Early in the period, the Fund reinvested assets from a series of calls and tenders, primarily in the telecommunications sector, into the automotive sector, buying on weakness.

Thank you for your investment in the Legg Mason Partners High Income Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 25, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, high-yield bonds are rated below investment-grade and carry more risk than higher rated securities. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

Portfolio holdings and breakdowns are as of July 31, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: General Motors Acceptance Corp. (2.6%), EI Paso Corp. (2.4%), Sprint Capital Corp. (1.8%), Williams Cos. Inc. (1.7%), Ford Motor Co. (1.7%), Tenet Healthcare Corp. (1.5%), Chesapeake Energy Corp. (1.3%), Ocwen Capital Trust I (1.2%), NRG Energy Inc. (1.2%) and AES Corp. (1.1%). Please refer to pages 9 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2006 were: Consumer Discretionary (27.8%), Energy (12.3%), Industrials (11.9%), Financials (9.7%) and Materials (9.6%). The Fund’s portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Citigroup High Yield Market (7-10 Year) Index is an unmanaged broad-based index of high yield bonds with a remaining maturity of at least seven years, but less than ten years.

[v]	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Legg Mason Partners High Income Fund 2006 Annual Report         3

Fund at a Glance (unaudited)

4         Legg Mason Partners High Income Fund 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2006 and held for the six months ended July 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	1.62%	$1,000.00	$1,016.20	0.86%	$4.30

Class B	1.38	1,000.00	1,013.80	1.35	6.74

Class C	1.41	1,000.00	1,014.10	1.31	6.54

Class Y	1.75	1,000.00	1,017.50	0.64	3.20

(1)	For the six months ended July 31, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners High Income Fund 2006 Annual Report         5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.53	0.86%	$4.31

Class B	5.00	1,000.00	1,018.10	1.35	6.76

Class C	5.00	1,000.00	1,018.30	1.31	6.56

Class Y	5.00	1,000.00	1,021.62	0.64	3.21

(1)	For the six months ended July 31, 2006.
(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners High Income Fund 2006 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 7/31/06	3.38%	2.87%	2.78%	3.67%

Five Years Ended 7/31/06	6.94	6.42	6.48	7.30

Ten Years Ended 7/31/06	4.62	4.10	4.16	4.97

Inception* through 7/31/06	6.12	6.32	5.14	4.86	‡

	With Sales Charges(3)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 7/31/06	(1.31)%	(1.44)%	1.83%	3.67%

Five Years Ended 7/31/06	5.97	6.28	6.48	7.30

Ten Years Ended 7/31/06	4.13	4.10	4.16	4.97

Inception* through 7/31/06	5.76	6.32	5.14	4.86	‡

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (7/31/96 through 7/31/06)	57.05%

Class B (7/31/96 through 7/31/06)	49.42

Class C (7/31/96 through 7/31/06)	50.29

Class Y (7/31/96 through 7/31/06)	62.44

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception dates for Class A, B, C and Y shares are November 6, 1992, September 2, 1986, August 24, 1994 and April 28, 1995, respectively.
‡	Performance calculations for Class Y shares use February 5, 1996 as the inception date since all Class Y shares redeemed and new shares in Class Y were not purchased until February 5, 1996.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of the Legg Mason Partners High Income Fund vs. Citigroup High Yield Market (7 — 10 Year) Index† (July 1996 — July 2006)

†	Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1996, assuming reinvestment of all distributions including returns of capital, if any, at net asset value through July 31, 2006. The Citigroup High Yield Market (7-10 Year) Index includes cash-pay and deferred-interest bonds with a remaining maturity of at least seven years, but less than ten years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8         Legg Mason Partners High Income Fund 2006 Annual Report

Schedule of Investments (July 31, 2006)

LEGG MASON PARTNERS HIGH INCOME FUND

Face Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 94.5%
Aerospace & Defense — 1.2%
$2,120,000	B+	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$2,061,700
3,575,000	B+	DRS Technologies Inc., Senior Subordinated Notes, 6.625% due 2/1/16	3,458,812
		L-3 Communications Corp., Senior Subordinated Notes:
760,000	BB+	7.625% due 6/15/12	773,300
2,075,000	BB+	5.875% due 1/15/15	1,955,688

		Total Aerospace & Defense	8,249,500

Airlines — 1.2%
1,100,000	B+	American Airlines Inc., Pass-Through Certificates, Series 2001-02, Class C, 7.800% due 4/1/08	1,102,062
		Continental Airlines Inc., Pass-Through Certificates:
708,094	B+	Series 2000-2, Class C, 8.312% due 4/2/11	684,185
5,079,000	B	Series 2001-2, Class D, 7.568% due 12/1/06	5,071,452
		United Airlines Inc., Pass-Through Certificates:
316,338	NR	Series 2000-1, Class B, 8.030% due 7/1/11 (a)	322,862
1,105,726	BB+	Series 2002, Class A-2, 7.186% due 10/1/12	1,114,711

		Total Airlines	8,295,272

Auto Components — 1.1%
1,535,000	B	Arvin Capital I, Capital Securities, 9.500% due 2/1/27	1,558,025
2,045,000	B-	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	1,958,087
648,000	BB-	TRW Automotive Inc., Senior Notes, 9.375% due 2/15/13	691,740
3,620,000	B-	Visteon Corp., Senior Notes, 8.250% due 8/1/10	3,348,500

		Total Auto Components	7,556,352

Automobiles — 2.3%
15,340,000	B+	Ford Motor Co., Notes, 7.450% due 7/16/31	11,351,600
5,150,000	B-	General Motors Corp., Senior Debentures, 8.375% due 7/15/33	4,248,750

		Total Automobiles	15,600,350

Biotechnology — 0.2%
1,610,000	B	Angiotech Pharmaceuticals Inc., Senior Subordinated Notes, 7.750% due 4/1/14 (b)	1,565,725

Building Products — 1.9%
		Associated Materials Inc.:
9,000,000	CCC	Senior Discount Notes, step bond to yield 11.239% due 3/1/14	5,175,000
100,000	CCC	Senior Subordinated Notes, 9.750% due 4/15/12	98,500
1,620,000	B	Jacuzzi Brands Inc., Secured Notes, 9.625% due 7/1/10	1,721,250
4,650,000	CCC+	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	4,371,000
1,703,000	CCC+	NTK Holdings Inc., Senior Discount Notes, step bond to yield 12.952% due 3/1/14	1,200,615

		Total Building Products	12,566,365

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2006 Annual Report         9

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Capital Markets — 0.8%
$2,740,000	B	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	$2,955,775
		E*TRADE Financial Corp., Senior Notes:
725,000	B+	7.375% due 9/15/13	730,437
1,540,000	B+	7.875% due 12/1/15	1,597,750

		Total Capital Markets	5,283,962

Chemicals — 2.8%
5,825,000	BB-	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	6,291,000
1,865,000	B	Huntsman International LLC, Senior Notes, 9.875% due 3/1/09	1,951,256
4,690,000	BB-	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	5,129,688
1,490,000	BBB-	Methanex Corp., Senior Notes, 8.750% due 8/15/12	1,601,750
3,705,000	B-	Montell Finance Co. BV, 8.100% due 3/15/27 (b)	3,408,600
775,000	BB+	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	724,625

		Total Chemicals	19,106,919

Commercial Services & Supplies — 2.6%
2,900,000	CCC+	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	2,856,500
3,000,000	BB-	Allied Waste North America Inc., Senior Notes, Series B, 8.500% due 12/1/08	3,127,500
3,100,000	CCC+	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	3,506,968
1,250,000	B	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes, 9.500% due 2/15/13	1,300,000
1,195,000	B-	NationsRent Inc., Senior Subordinated Notes, 9.500% due 5/1/15	1,399,739
1,485,000	BB-	Quebecor World Capital Corp., Senior Notes, 8.750% due 3/15/16 (b)	1,369,913
3,945,000	BB-	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (b)	4,122,525

		Total Commercial Services & Supplies	17,683,145

Communications Equipment — 1.6%
8,650,000	B	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	7,417,375
4,325,000	B-	Nortel Networks Corp., Notes, 6.875% due 9/1/23	3,460,000

		Total Communications Equipment	10,877,375

Consumer Finance — 4.1%
		Ford Motor Credit Co.:
		Notes:
475,000	B+	7.875% due 6/15/10	447,262
1,810,000	B+	7.000% due 10/1/13	1,591,913
2,466,000	B+	Senior Notes, 10.486% due 6/15/11 (b)(c)	2,503,212
		General Motors Acceptance Corp.:
18,130,000	BB	Bonds, 8.000% due 11/1/31	17,827,592
5,870,000	BB	Notes, 6.875% due 8/28/12	5,671,805

		Total Consumer Finance	28,041,784

See Notes to Financial Statements.

10         Legg Mason Partners High Income Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Containers & Packaging — 3.1%
$3,285,000	CCC+	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	$3,211,087
		Graphic Packaging International Corp.:
565,000	B-	Senior Notes, 8.500% due 8/15/11	570,650
3,285,000	B-	Senior Subordinated Notes, 9.500% due 8/15/13	3,301,425
4,975,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	5,174,000
4,878,000	BB-	Owens-Brockway Glass Container Inc., Senior Secured Notes, 8.875% due 2/15/09	5,054,827
1,285,000	B	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (b)	1,278,575
670,000	NR	Pliant Corp., Senior Secured Second Lien Notes, 11.125% due 9/1/09	629,800
1,775,000	C	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	541,375
859,000	CCC+	Smurfit-Stone Container Enterprises Inc., Senior Notes, 9.750% due 2/1/11	882,623

		Total Containers & Packaging	20,644,362

Diversified Consumer Services — 1.8%
1,690,000	CCC+	Education Management LLC/Education Management Corp., Senior Notes, 8.750% due 6/1/14 (b)	1,702,675
6,965,000	B	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16 (b)	7,609,262
2,605,000	BB	Service Corp. International, Debentures, 7.875% due 2/1/13	2,644,075

		Total Diversified Consumer Services	11,956,012

Diversified Financial Services — 2.1%
935,000	BB	Case Credit Corp., Notes, 6.750% due 10/21/07	939,675
1,625,000	CCC+	CCM Merger Inc., Notes, 8.000% due 8/1/13 (b)	1,564,062
		Citisteel USA Inc., Senior Secured Notes:
855,000	CCC+	12.490% due 9/1/10 (c)	891,338
670,000	NR	15.000% due 10/1/10 (b)(d)	698,475
3,680,000	B+	H&E Equipment Services LLC/H&E Finance Corp., Senior Notes, 11.125% due 6/15/12	4,039,720
1,545,000	B-	Hughes Network Systems LLC/HNS Finance Corp., Senior Notes, 9.500% due 4/15/14 (b)	1,545,000
710,000	CCC	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	660,300
230,000	B-	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	241,788
1,360,000	B-	UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12	1,470,500
2,165,000	CCC+	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	2,105,462

		Total Diversified Financial Services	14,156,320

Diversified Telecommunication Services — 5.6%
		Cincinnati Bell Inc.:
2,255,000	B+	7.000% due 2/15/15	2,147,888
525,000	B+	Senior Subordinated Notes, 8.375% due 1/15/14	517,125
165,000	BB-	Cincinnati Bell Telephone Co., Debentures, 6.300% due 12/1/28	141,075
2,175,000	BB+	Citizens Communications Co., Senior Notes, 9.000% due 8/15/31	2,240,250
3,570,000	NR	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10 (a)(e)(f)	0

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2006 Annual Report         11

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Diversified Telecommunication Services — 5.6% (continued)
$2,485,000	CCC+	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15	$2,634,100
2,500,000	B	Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10	2,612,500
		Intelsat Bermuda Ltd., Senior Notes:
2,465,000	B+	9.250% due 6/15/16 (b)	2,532,787
4,880,000	B	11.250% due 6/15/16 (b)	4,953,200
1,825,000	B	Intelsat Ltd., Notes, 7.625% due 4/15/12	1,530,719
1,640,000	B	Nordic Telephone Co. Holdings ApS, Senior Notes, 8.875% due 5/1/16 (b)	1,697,400
1,825,000	B-	Northern Telecom Capital Corp., Notes, 7.875% due 6/15/26	1,551,250
		NTL Cable PLC, Senior Notes:
925,000	B-	8.750% due 4/15/14	943,500
905,000	B-	9.125% due 8/15/16	920,838
1,360,000	B	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	1,388,900
1,500,000	B	Qwest Communications International Inc., Senior Notes, Series B, 7.500% due 2/15/14	1,477,500
6,185,000	BB	Qwest Corp., Notes, 8.875% due 3/15/12	6,695,262
3,490,000	B-	Wind Acquisition Finance SA, 10.750% due 12/1/15 (b)	3,777,925

		Total Diversified Telecommunication Services	37,762,219

Electric Utilities — 1.1%
951,672	B+	Midwest Generation LLC, Pass-Through Certificates, Series B, 8.560% due 1/2/16	1,001,040
5,415,000	B-	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	6,213,713

		Total Electric Utilities	7,214,753

Electrical Equipment — 0.6%
4,335,000	BBB-	Thomas & Betts Corp., Medium-Term Notes, 6.625% due 5/7/08	4,405,444

Energy Equipment & Services — 1.7%
1,775,000	B+	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	2,117,287
1,255,000	B-	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	1,204,800
285,000	B+	GulfMark Offshore Inc., 7.750% due 7/15/14	278,588
		Hanover Compressor Co., Senior Notes:
2,250,000	B	8.625% due 12/15/10	2,334,375
3,325,000	B	9.000% due 6/1/14	3,557,750
400,000	BB-	Pride International Inc., Senior Notes, 7.375% due 7/15/14	406,000
1,540,000	B+	Tennessee Gas Pipeline Co., Bonds, 8.375% due 6/15/32	1,685,408

		Total Energy Equipment & Services	11,584,208

Food & Staples Retailing — 0.5%
2,945,000	BB+	Delhaize America Inc., 9.000% due 4/15/31	3,319,136

Health Care Providers & Services — 4.7%
3,525,000	B-	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	3,727,687
4,210,000	B	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	4,046,862

See Notes to Financial Statements.

12         Legg Mason Partners High Income Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Health Care Providers & Services — 4.7% (continued)
$1,440,000	B+	Extendicare Health Services Inc., Senior Notes, 9.500% due 7/1/10	$1,510,200
		HCA Inc.:
1,580,000	BB+	Debentures, 7.500% due 11/15/95	1,122,339
		Notes:
555,000	BB+	6.300% due 10/1/12	467,588
555,000	BB+	6.500% due 2/15/16	444,694
3,245,000	BB+	7.690% due 6/15/25	2,577,578
1,215,000	BB+	7.500% due 11/6/33	938,588
6,275,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	6,055,375
600,000	B-	Psychiatric Solutions Inc., Senior Subordinated Notes, 10.625% due 6/15/13	648,000
		Tenet Healthcare Corp., Senior Notes:
6,800,000	B	7.375% due 2/1/13	5,933,000
4,230,000	B	9.875% due 7/1/14	4,060,800

		Total Health Care Providers & Services	31,532,711

Hotels, Restaurants & Leisure — 1.8%
1,000,000	BB+	Caesars Entertainment Inc., Senior Subordinated Notes, 8.875% due 9/15/08	1,048,750
975,000	B-	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	970,125
1,530,000	CCC+	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	1,545,300
3,510,000	B	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	3,689,887
730,000	B	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	704,450
1,500,000	B+	Mandalay Resort Group, Senior Subordinated, Debentures, 7.625% due 7/15/13	1,485,000
270,000	B+	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	284,850
2,625,000	B+	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (b)	2,664,375

		Total Hotels, Restaurants & Leisure	12,392,737

Household Durables — 3.0%
265,000	BB+	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	266,325
		Beazer Homes USA Inc., Senior Notes:
255,000	BB	6.875% due 7/15/15	228,225
1,470,000	BB	8.125% due 6/15/16 (b)	1,403,850
2,190,000	BBB-	D.R. Horton Inc., Senior Notes, 8.000% due 2/1/09	2,278,555
3,500,000	B-	Interface Inc., Senior Notes, 10.375% due 2/1/10	3,841,250
		K Hovnanian Enterprises Inc., Senior Notes:
3,430,000	BB	7.500% due 5/15/16	3,155,600
1,850,000	BB	8.625% due 1/15/17	1,813,000
930,000	B-	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	953,250

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2006 Annual Report         13

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Household Durables — 3.0% (continued)
$1,270,000	B-	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 10.730% due 9/1/12	$1,028,700
4,175,000	B	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	4,195,875
975,000	B+	Standard Pacific Corp., Senior Subordinated Notes, 9.250% due 4/15/12	931,125

		Total Household Durables	20,095,755

Household Products — 0.7%
		Nutro Products Inc.:
385,000	CCC	Senior Notes, 9.230% due 10/15/13 (b)(c)	396,550
990,000	CCC	Senior Subordinated Notes, 10.750% due 4/15/14 (b)	1,037,025
		Spectrum Brands Inc., Senior Subordinated Notes:
1,900,000	CCC	8.500% due 10/1/13	1,524,750
495,000	CCC	7.375% due 2/1/15	374,963
1,495,000	B-	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13 (b)	1,438,937

		Total Household Products	4,772,225

Independent Power Producers & Energy Traders — 5.1%
340,000	B+	AES China Generating Co., Ltd., Class A, 8.250% due 6/26/10	335,155
		AES Corp.:
		Senior Notes:
6,610,000	B	9.500% due 6/1/09	7,006,600
120,000	B	7.750% due 3/1/14	121,800
550,000	BB-	Senior Secured Notes, 9.000% due 5/15/15 (b)	594,000
		Dynegy Holdings Inc., Senior Debentures:
7,750,000	B-	7.125% due 5/15/18	6,820,000
1,650,000	B-	7.625% due 10/15/26	1,452,000
		Edison Mission Energy, Senior Notes:
4,575,000	B+	7.730% due 6/15/09	4,666,500
400,000	B+	7.500% due 6/15/13 (b)	397,000
2,240,000	B+	7.750% due 6/15/16 (b)	2,223,200
835,000	B-	Mirant Americas Generation LLC, Senior Notes, 9.125% due 5/1/31	805,775
1,845,000	B-	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	1,782,731
		NRG Energy Inc., Senior Notes:
1,400,000	B-	7.250% due 2/1/14	1,373,750
6,785,000	B-	7.375% due 2/1/16	6,649,300

		Total Independent Power Producers & Energy Traders	34,227,811

Industrial Conglomerates — 0.7%
1,345,000	B+	Aqua-Chem Inc., Senior Subordinated Notes, 11.250% due 7/1/08 (e)(f)	1,308,012
2,675,000	B	Blount Inc., Senior Subordinated Notes, 8.875% due 8/1/12	2,715,125
960,000	BB-	Sequa Corp., Senior Notes, 9.000% due 8/1/09	1,015,200

		Total Industrial Conglomerates	5,038,337

Insurance — 0.6%
3,715,000	BB	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	3,807,875

See Notes to Financial Statements.

14         Legg Mason Partners High Income Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Internet & Catalog Retail — 0.5%
$1,470,000	B	Brookstone Co. Inc., Secured Notes, 12.000% due 10/15/12	$1,337,700
1,830,000	B-	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	1,770,525

		Total Internet & Catalog Retail	3,108,225

IT Services — 0.7%
		Sungard Data Systems Inc.:
1,950,000	B-	Senior Notes, 9.125% due 8/15/13	2,001,187
2,785,000	B-	Senior Subordinated Notes, 10.250% due 8/15/15	2,837,219

		Total IT Services	4,838,406

Leisure Equipment & Products — 0.2%
1,495,000	B-	Warner Music Group, Senior Subordinated Notes, 7.375% due 4/15/14	1,450,150

Machinery — 1.1%
480,000	B+	Commercial Vehicle Group Inc., Senior Notes, 8.000% due 7/1/13	457,800
1,788,000	B-	Invensys PLC, Senior Notes, 9.875% due 3/15/11 (b)	1,931,040
2,291,000	B	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	2,485,735
1,950,000	B	Mueller Holdings Inc., Discount Notes, step bond to yield 14.388% due 4/15/14	1,667,250
1,075,000	B+	Terex Corp., Senior Subordinated Notes,, 9.250% due 7/15/11	1,144,875

		Total Machinery	7,686,700

Media — 13.4%
2,510,000	B-	Affinion Group Inc., Senior Notes, 10.125% due 10/15/13 (b)	2,585,300
5,810,000	CCC+	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16	6,303,850
5,409,222	B-	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	5,301,038
2,670,000	CCC-	CCH I Holdings LLC, Senior Accreting Notes, 13.500% due 1/15/14	1,922,400
3,880,000	CCC-	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	3,501,700
3,380,000	CCC-	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 9/15/10	3,430,700
1,140,000	CCC-	Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp., Senior Notes, 9.625% due 11/15/09	963,300
		Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Notes:
1,110,000	CCC-	8.625% due 4/1/09	932,400
800,000	CCC-	10.750% due 10/1/09	692,000
555,000	CCC	CMP Susquehanna Corp., Senior Subordinated Notes, 9.875% due 5/15/14 (b)	518,925
		CSC Holdings Inc.:
2,770,000	B+	Senior Debentures, 7.625% due 7/15/18	2,763,075
		Senior Notes:
1,060,000	B+	7.250% due 4/15/12 (b)	1,029,525
		Series B:
2,525,000	B+	8.125% due 7/15/09	2,597,594
1,265,000	B+	7.625% due 4/1/11	1,279,231

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2006 Annual Report         15

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Media — 13.4% (continued)
$1,365,000	B	Dex Media East LLC/Dex Media East Finance Co., Senior Notes, Series B, 12.125% due 11/15/12	$1,532,213
3,174,000	B	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	3,435,855
3,234,000	BB-	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	3,403,785
6,725,000	BB-	EchoStar DBS Corp., Senior Notes, 7.125% due 2/1/16 (b)	6,640,937
5,200,000	BBB+	Historic TW Inc., Senior Notes, 6.625% due 5/15/29	5,033,324
5,325,000	CCC+	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 11.641% due 10/15/13	4,433,062
3,834,000	CCC+	Insight Communications Co. Inc., Senior Discount Notes, 12.250% due 2/15/11	4,078,417
2,345,000	B+	Kabel Deutschland GMBH, Senior Notes, 10.625% due 7/1/14 (b)	2,497,425
1,470,000	B	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	1,372,613
2,950,000	B-	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	3,156,500
2,265,000	B	Primedia Inc., Senior Notes, 8.875% due 5/15/11	2,168,737
1,555,000	B	Quebecor Media Inc., Senior Notes, 7.750% due 3/15/16	1,535,562
		R.H. Donnelley Corp.:
		Senior Discount Notes:
25,000	B	Series A-1, 6.875% due 1/15/13	22,813
25,000	B	Series A-2, 6.875% due 1/15/13	22,813
75,000	B	Senior Notes, Series A-3, 8.875% due 1/15/16	75,094
3,525,000	B	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (b)	3,890,719
2,440,000	B	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	2,513,200
		Rainbow National Services LLC:
1,740,000	B+	Senior Notes, 8.750% due 9/1/12 (b)	1,848,750
640,000	B+	Senior Subordinated Debentures, 10.375% due 9/1/14 (b)	718,400
		Rogers Cable Inc.:
220,000	BB+	Senior Secured Notes, 6.250% due 6/15/13	210,100
2,720,000	BB+	Senior Secured Second Priority Notes, 6.750% due 3/15/15	2,635,000
3,255,000	B	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	3,303,825
		XM Satellite Radio Inc., Senior Notes:
750,000	CCC	9.600% due 5/1/13 (b)(c)	695,625
1,810,000	CCC	9.750% due 5/1/14 (b)	1,678,775

		Total Media	90,724,582

Metals & Mining — 1.6%
4,075,000	B+	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	4,472,312
1,560,000	BBB-	International Steel Group Inc., Senior Notes, 6.500% due 4/15/14	1,482,000
3,050,000	B-	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15 (b)	3,370,250
1,710,000	B-	RathGibson Inc., Senior Notes, 11.250% due 2/15/14 (b)	1,778,400

		Total Metals & Mining	11,102,962

See Notes to Financial Statements.

16         Legg Mason Partners High Income Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Multi-Utilities — 0.2%
$1,070,000	BB+	Avista Corp., Senior Notes, 9.750% due 6/1/08	$1,138,938

Multiline Retail — 1.0%
		Neiman Marcus Group Inc.:
3,100,000	B-	Senior Notes, 9.000% due 10/15/15	3,282,125
915,000	B-	Senior Subordinated Notes, 10.375% due 10/15/15	975,619
2,258,000	B+	Saks Inc., Notes, 9.875% due 10/1/11	2,432,995

		Total Multiline Retail	6,690,739

Office Electronics — 0.4%
2,710,000	BB+	Xerox Corp., Senior Notes, 6.400% due 3/15/16	2,611,763

Oil, Gas & Consumable Fuels — 10.4%
1,830,000	B-	Alpha Natural Resources LLC/Alpha Natural Resources Capital Corp., Senior Notes, 10.000% due 6/1/12	1,953,525
3,100,000	CCC+	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	3,169,750
		Chesapeake Energy Corp., Senior Notes:
1,490,000	BB	6.375% due 6/15/15	1,408,050
500,000	BB	6.625% due 1/15/16	478,750
1,465,000	BB	6.500% due 8/15/17	1,369,775
4,450,000	BB	6.250% due 1/15/18	4,110,687
2,327,000	BB-	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	2,469,529
630,000	BB-	Compagnie Generale de Geophysique SA, 7.500% due 5/15/15	618,975
		El Paso Corp., Medium-Term Notes:
8,465,000	B	7.800% due 8/1/31	8,422,675
8,085,000	B	7.750% due 1/15/32	8,085,000
2,865,000	B-	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	2,807,700
1,720,000	CCC+	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14 (b)	1,741,500
1,285,000	B+	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13 (b)	1,246,450
1,060,000	B+	OMI Corp., Senior Notes, 7.625% due 12/1/13	1,070,600
1,670,000	B-	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13 (b)	1,715,925
2,610,000	B+	Plains Exploration & Production Co., Senior Subordinated Notes, Series B, 8.750% due 7/1/12	2,743,762
		Pogo Producing Co., Senior Subordinated Notes:
2,535,000	B+	6.875% due 10/1/17	2,411,419
1,155,000	B+	Series B, 8.250% due 4/15/11	1,191,094
355,000	B1 (g)	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (b)	358,550
140,000	BB-	SESI LLC, Senior Notes, 6.875% due 6/1/14 (b)	136,500
		Stone Energy Corp., Senior Subordinated Notes:
1,010,000	B	8.250% due 12/15/11	1,037,775
1,231,000	B	6.750% due 12/15/14	1,261,775
5,330,000	B	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	5,649,800
1,260,000	B	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	1,241,100
		Williams Cos. Inc.:
11,250,000	BB-	Notes, 7.875% due 9/1/21	11,475,000
2,250,000	BB-	Senior Notes, 7.625% due 7/15/19	2,283,750

		Total Oil, Gas & Consumable Fuels	70,459,416

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2006 Annual Report         17

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Paper & Forest Products — 2.0%
$3,580,000	B	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	$3,580,000
1,420,000	B+	Domtar Inc., Notes, 5.375% due 12/1/13	1,175,050
2,635,000	B	Georgia-Pacific Corp., Debentures, 7.700% due 6/15/15	2,536,187
700,000	BB+	Glatfelter, Senior Notes, 7.125% due 5/1/16 (b)	686,000
3,670,000	CCC+	NewPage Corp., Senior Subordinated Notes, 12.000% due 5/1/13	3,844,325
		Verso Paper Holdings LLC:
835,000	B+	Senior Secured Notes, 9.125% due 8/1/14 (b)	839,175
660,000	B+	Senior Subordinated Notes, 11.375% due 8/1/16 (b)	660,000

		Total Paper & Forest Products	13,320,737

Personal Products — 0.2%
1,635,000	B	Playtex Products Inc., Senior Secured Notes, 8.000% due 3/1/11	1,702,444

Pharmaceuticals — 0.4%
2,985,000	CCC	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	2,828,288

Real Estate Investment Trusts (REITs) — 1.0%
100,000	BB-	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	101,000
		Host Marriott LP, Senior Notes:
1,950,000	BB	7.125% due 11/1/13	1,962,187
620,000	BB	6.750% due 6/1/16 (b)	596,750
1,550,000	BB	Series I, 9.500% due 1/15/07	1,579,063
2,045,000	B	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	1,866,062
575,000	BB+	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	553,438

		Total Real Estate Investment Trusts (REITs)	6,658,500

Road & Rail — 0.6%
480,000	BB-	Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes, 7.625% due 5/15/14 (b)	472,800
		Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
140,000	B-	10.250% due 6/15/07	144,025
3,045,000	B-	9.375% due 5/1/12	3,250,538
40,000	B-	12.500% due 6/15/12	44,200

		Total Road & Rail	3,911,563

Semiconductors & Semiconductor Equipment — 0.3%
3,105,000	B-	MagnaChip Semiconductor, Senior Subordinated Notes, 8.000% due 12/15/14	2,072,588

Software — 0.6%
1,650,000	CCC+	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16 (b)	1,567,500
2,400,000	B-	UGS Capital Corp. II, Senior Notes, 10.380% due 6/1/11 (b)(c)(d)	2,388,000

		Total Software	3,955,500

See Notes to Financial Statements.

18         Legg Mason Partners High Income Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Specialty Retail — 1.0%
$1,420,000	B	Asbury Automotive Group Inc., Senior Subordinated Notes, 9.000% due 6/15/12	$1,437,750
		AutoNation Inc., Senior Notes:
620,000	BB+	7.507% due 4/15/13 (b)(c)	629,300
775,000	BB+	7.000% due 4/15/14 (b)	771,125
1,610,000	CCC	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	1,521,450
530,000	CCC+	EPL Finance Corp., Senior Notes, 11.750% due 11/15/13 (b)	606,850
1,885,000	B-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	1,795,462

		Total Specialty Retail	6,761,937

Textiles, Apparel & Luxury Goods — 1.7%
4,195,000	B-	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	4,320,850
1,780,000	B	Russell Corp., Senior Notes, 9.250% due 5/1/10	1,869,000
7,450,000	B-	Simmons Co., Senior Discount Notes, step bond to yield 10.060% due 12/15/14	5,066,000

		Total Textiles, Apparel & Luxury Goods	11,255,850

Thrifts & Mortgage Finance — 1.2%
7,890,000	CCC-	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	8,343,675

Trading Companies & Distributors — 0.8%
695,000	B+	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16 (b)	705,425
2,880,000	CCC+	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (b)	2,988,000
1,970,000	B-	Transdigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (b)	1,974,925

		Total Trading Companies & Distributors	5,668,350

Wireless Telecommunication Services — 2.3%
330,000	BB	Rogers Wireless Communications Inc., Secured Notes, 7.250% due 12/15/12	335,775
810,000	B+	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12	838,350
2,490,000	CCC	Rural Cellular Corp., Senior Notes, 9.875% due 2/1/10	2,589,600
9,825,000	BBB+	Sprint Capital Corp., Notes, 8.750% due 3/15/32	12,001,395

		Total Wireless Telecommunication Services	15,765,120

		TOTAL CORPORATE BONDS & NOTES (Cost — $632,303,938)	639,793,087

CONVERTIBLE BOND — 0.1%
Semiconductors — 0.1%
850,000	CCC	Amkor Technology Inc., 2.500% due 5/15/11 (Cost — $740,010)	684,250

ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
8,721,391	D	Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/19 (a)(e)(f) (Cost — $9,766,723)	0

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2006 Annual Report         19

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

LOAN PARTICIPATIONS (c)(h) — 2.0%
United States — 2.0%
$4,000,000	NR	Bluegrass Container Co. LLC, Second Lien, Tranche, (JPMorgan Chase & Co.), 10.400% due 12/30/13	$4,021,246
2,462,500	CCC+	Nortek Inc., Term B Loan, (UBS), 7.760% due 9/1/14	2,459,038
7,000,000	NR	UPC Broadband Holding B.V. Term Loan, (Toronto Dominion), 7.640% due 3/15/13	6,993,500

		TOTAL LOAN PARTICIPATIONS (Cost — $13,462,500)	13,473,784

SOVEREIGN BOND — 0.1%
Brazil — 0.1%
860,000	BB	Federative Republic of Brazil, Collective Action Securities, Notes, 8.000% due 1/15/18 (Cost — $896,500)	932,455

Shares
COMMON STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
8,819,088		Home Interiors & Gifts Inc. (e)(f)*	88,191

CONSUMER STAPLES — 0.0%
Food Products — 0.0%
185,784		Aurora Foods Inc. (e)(f)*	0

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
11,918		Outsourcing Solutions Inc. (f)*	50,653

INFORMATION TECHNOLOGY — 0.0%
Semiconductors & Semiconductor Equipment — 0.0%
2,903		Freescale Semiconductor Inc., Class B Shares *	82,794

MATERIALS — 0.1%
Chemicals — 0.1%
53,679		Applied Extrusion Technologies Inc., Class A Shares *	348,913

TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
7,716		McLeodUSA Inc., Class A Shares (f)*	0
18,375		Pagemart Wireless (b)(e)(f)*	184

		TOTAL TELECOMMUNICATION SERVICES	184

		TOTAL COMMON STOCKS (Cost — $12,379,047)	570,735

PREFERRED STOCK — 0.2%
ENERGY — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
4,074		Chesapeake Energy Corp., 6.25% due 6/15/09 (Cost — $1,023,510)	1,140,801

See Notes to Financial Statements.

20         Legg Mason Partners High Income Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Shares	Security	Value
CONVERTIBLE PREFERRED STOCK — 0.4%
TELECOMMUNICATION SERVICES — 0.4%
Wireless Telecommunication Services — 0.4%
42,500	Crown Castle International Corp., 6.250% due 8/15/12 (Cost — $1,254,125)	$2,385,313

Warrants
WARRANTS (e)(f) — 0.0%
3,650	Cybernet Internet Services International Inc., Expires 7/1/09 (b)*	0
3,305	GT Group Telecom Inc., Class B Shares, Expires 2/1/10 (b)*	0
2,735	IWO Holdings Inc., Expires 1/15/11 (b)*	0
1,835	Jazztel PLC, Expires 7/15/10 (b)*	0
3,775	Merrill Corp., Class B Shares, Expires 5/1/09 (b)*	0
545	Pliant Corp., Expires 6/1/10 (b)*	5
9,550	RSL Communications Ltd., Class A Shares, Expires 11/15/06*	0
10,149	Viasystems Group Inc., Expires 1/31/10*	0

	TOTAL WARRANTS (Cost — $1,390,538)	5

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $673,216,891)	658,980,430

Face Amount
SHORT-TERM INVESTMENT — 1.5%
Repurchase Agreement — 1.5%
$10,074,000	Merrill Lynch, Pierce, Fenner & Smith Inc. repurchase agreement dated 7/31/06, 5.250% due 8/1/06; Proceeds at maturity — $10,075,469; (Fully collateralized by U.S. Treasury Note, 5.125% due 6/30/11; Market value — $10,277,567) (Cost — $10,074,000)	10,074,000

	TOTAL INVESTMENTS — 98.9% (Cost — $683,290,891#)	669,054,430
	Other Assets in Excess of Liabilities — 1.1%	7,375,296

	TOTAL NET ASSETS — 100.0%	$676,429,726

*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.
(a)	Security is currently in default.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2006.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Illiquid security.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(g)	Rating by Moody’s Investors Service. All ratings are unaudited.
(h)	Participation interest was acquired through the financial institution indicated parenthetically.
#	Aggregate cost for federal income tax purposes is $684,909,573.

See page 22 for definitions of ratings.

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2006 Annual Report         21

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign, which is used to show relative standing within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as pre-dominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2, and 3 may be applied to each generic rating from “Aa” through “Caa”, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered to be medium grade obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well characterize bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	— Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch Ratings Service.

22         Legg Mason Partners High Income Fund 2006 Annual Report

Statement of Assets and Liabilities (July 31, 2006)

ASSETS:
Investments, at value (Cost — $683,290,891)	$669,054,430
Cash	16,852
Dividends and interest receivable	14,362,817
Receivable for securities sold	2,455,258
Receivable for Fund shares sold	254,379
Prepaid expenses	754,349

Total Assets	686,898,085

LIABILITIES:
Payable for securities purchased	6,635,476
Distributions payable	2,475,204
Payable for Fund shares repurchased	692,088
Investment management fee payable	346,102
Distribution fees payable	96,825
Deferred compensation payable	29,616
Trustees’ fees payable	760
Accrued expenses	192,288

Total Liabilities	10,468,359

Total Net Assets	$676,429,726

NET ASSETS:
Par value (Note 6)	$101,637
Paid-in capital in excess of par value	1,355,281,450
Overdistributed net investment income	(1,887,521)
Accumulated net realized loss on investments	(662,829,379)
Net unrealized depreciation on investments	(14,236,461)

Total Net Assets	$676,429,726

Shares Outstanding:
Class A	52,259,980

Class B	26,988,130

Class C	21,313,450

Class Y	1,075,213

Net Asset Value:
Class A (and redemption price)	$6.64

Class B *	$6.67

Class C *	$6.67

Class Y (and redemption price)	$6.68

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.50%)	$6.95

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2006 Annual Report         23

Statement of Operations (For the year ended July 31, 2006)

INVESTMENT INCOME:
Interest	$67,695,528
Dividends	218,687

Total Investment Income	67,914,215

EXPENSES:
Investment management fee (Note 2)	4,405,930
Distribution fees (Notes 2 and 4)	3,735,601
Transfer agent fees (Notes 2 and 4)	359,079
Administration fees (Note 2)	297,934
Shareholder reports (Note 4)	116,106
Legal fees	77,233
Custody fees	45,435
Registration fees	41,611
Audit and tax	37,900
Trustees’ fees (Note 2)	30,198
Insurance	28,781
Miscellaneous expenses	10,430

Total Expenses	9,186,238
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(151,052)

Net Expenses	9,035,186

Net Investment Income	58,879,029

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investments	24,203,514

Change in Net Unrealized Appreciation/Depreciation	(61,020,106)

Net Loss on Investments	(36,816,592)

Increase in Net Assets From Operations	$22,062,437

See Notes to Financial Statements.

24         Legg Mason Partners High Income Fund 2006 Annual Report

Statements of Changes in Net Assets (For the years ended July 31,)

	2006	2005
OPERATIONS:
Net investment income	$58,879,029	$83,105,061
Net realized gain	24,203,514	27,357,729
Change in net unrealized appreciation/depreciation	(61,020,106)	(803,596)
Payment by affiliate (Note 2)	—	551,590

Increase in Net Assets From Operations	22,062,437	110,210,784

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(58,063,038)	(84,190,157)

Decrease in Net Assets From Distributions to Shareholders	(58,063,038)	(84,190,157)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	69,095,466	136,120,809
Reinvestment of distributions	23,788,355	31,611,352
Cost of shares repurchased	(389,866,677)	(383,353,236)

Decrease in Net Assets From Fund Share Transactions	(296,982,856)	(215,621,075)

Decrease in Net Assets	(332,983,457)	(189,600,448)
NET ASSETS:
Beginning of year	1,009,413,183	1,199,013,631

End of year*	$676,429,726	$1,009,413,183

* Includes overdistributed net investment income of:	$(1,887,521)	$(3,832,623)

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2006 Annual Report         25

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class A Shares(1)	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Year	$6.94	$6.79		$6.62	$5.97	$7.52

Income (Loss) From Operations:
Net investment income	0.53	0.52		0.55	0.62	0.72
Net realized and unrealized gain (loss)	(0.30)	0.16		0.23	0.69	(1.50)

Total Income (Loss) From Operations	0.23	0.68		0.78	1.31	(0.78)

Less Distributions From:
Net investment income	(0.53)	(0.53)		(0.59)	(0.61)	(0.69)
Return of capital	—	—		(0.02)	(0.05)	(0.08)

Total Distributions	(0.53)	(0.53)		(0.61)	(0.66)	(0.77)

Net Asset Value, End of Year	$6.64	$6.94		$6.79	$6.62	$5.97

Total Return(2)	3.38%	10.26	%(3)	12.16%	23.23%	(11.21)%

Net Assets, End of Year (millions)	$347	$397		$438	$421	$319

Ratios to Average Net Assets:
Gross expenses	0.94%	0.98%		1.03%	1.07%	1.08%
Net expenses	0.92 (4)	0.96	(4)	1.03	1.07	1.08
Net investment income	7.77	7.47		7.97	9.76	10.31

Portfolio Turnover Rate	55%	18%		44%	53%	83%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26         Legg Mason Partners High Income Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class B Shares(1)	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Year	$6.97	$6.82		$6.64	$5.99	$7.53

Income (Loss) From Operations:
Net investment income	0.49	0.48		0.51	0.59	0.68
Net realized and unrealized gain (loss)	(0.30)	0.16		0.25	0.68	(1.49)

Total Income (Loss) From Operations	0.19	0.64		0.76	1.27	(0.81)

Less Distributions From:
Net investment income	(0.49)	(0.49)		(0.56)	(0.57)	(0.65)
Return of capital	—	—		(0.02)	(0.05)	(0.08)

Total Distributions	(0.49)	(0.49)		(0.58)	(0.62)	(0.73)

Net Asset Value, End of Year	$6.67	$6.97		$6.82	$6.64	$5.99

Total Return(2)	2.87%	9.65	%(3)	11.72%	22.45%	(11.53)%

Net Assets, End of Year (millions)	$180	$273		$353	$392	$330

Ratios to Average Net Assets:
Gross expenses	1.46%	1.49%		1.55%	1.57%	1.57%
Net expenses	1.44 (4)	1.47	(4)	1.55	1.57	1.57
Net investment income	7.22	6.95		7.46	9.31	9.82

Portfolio Turnover Rate	55%	18%		44%	53%	83%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2006 Annual Report         27

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class C Shares(1)	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Year	$6.98	$6.82		$6.65	$6.00	$7.54

Income (Loss) From Operations:
Net investment income	0.50	0.49		0.52	0.59	0.69
Net realized and unrealized gain (loss)	(0.31)	0.17		0.24	0.69	(1.49)

Total Income (Loss) From Operations	0.19	0.66		0.76	1.28	(0.80)

Less Distributions From:
Net investment income	(0.50)	(0.50)		(0.57)	(0.58)	(0.66)
Return of capital	—	—		(0.02)	(0.05)	(0.08)

Total Distributions	(0.50)	(0.50)		(0.59)	(0.63)	(0.74)

Net Asset Value, End of Year	$6.67	$6.98		$6.82	$6.65	$6.00

Total Return(2)	2.78%	9.90	%(3)	11.64%	22.55%	(11.43)%

Net Assets, End of Year (millions)	$142	$191		$230	$217	$146

Ratios to Average Net Assets:
Gross expenses	1.39%	1.42%		1.48%	1.50%	1.51%
Net expenses	1.37 (4)	1.40	(4)	1.48	1.50	1.51
Net investment income	7.30	7.02		7.53	9.31	9.88

Portfolio Turnover Rate	55%	18%		44%	53%	83%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28         Legg Mason Partners High Income Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class Y Shares(1)	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Year	$6.98	$6.82		$6.65	$6.00	$7.55

Income (Loss) From Operations:
Net investment income	0.53	0.54		0.56	0.65	0.74
Net realized and unrealized gain (loss)	(0.28)	0.17		0.25	0.68	(1.50)

Total Income (Loss) From Operations	0.25	0.71		0.81	1.33	(0.76)

Less Distributions From:
Net investment income	(0.55)	(0.55)		(0.62)	(0.63)	(0.71)
Return of capital	—	—		(0.02)	(0.05)	(0.08)

Total Distributions	(0.55)	(0.55)		(0.64)	(0.68)	(0.79)

Net Asset Value, End of Year	$6.68	$6.98		$6.82	$6.65	$6.00

Total Return(2)	3.67%	10.72	%(3)	12.46%	23.58%	(10.84)%

Net Assets, End of Year (millions)	$7	$148		$178	$159	$126

Ratios to Average Net Assets:
Gross expenses	0.62%	0.62%		0.71%	0.73%	0.74%
Net expenses	0.62 (4)	0.60	(4)	0.71	0.73	0.74
Net investment income	7.66	7.81		8.30	10.14	10.66

Portfolio Turnover Rate	55%	18%		44%	53%	83%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2006 Annual Report         29

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners High Income Fund (formerly known as Smith Barney High Income Fund) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Income Funds (formerly known as Smith Barney Income Funds) (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

30         Legg Mason Partners High Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

(d) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Distributions to Shareholders. Distributions from net investment income on the shares of Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$1,129,111	$(1,129,111)

(a)	Reclassifications are primarily due to book/tax differences in the treatment of consent fees, differences between book and tax amortization on premium on fixed income securities and income from mortgage backed securities treated as capital gains for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser and administrator, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a

Legg Mason Partners High Income Fund 2006 Annual Report         31

Notes to Financial Statements (continued)

wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment advisory and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM, which became effective on December 1, 2005.

Prior to October 1, 2005, the Fund paid SBFM an investment management fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets and an administration fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets.

Effective December 1, 2005, as a result of the termination of the administrative contract, this administration fee is no longer applicable.

Under the new investment management agreement, which became effective December 1, 2005, the Fund paid SBFM a management fee calculated at an annual rate of 0.60% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the year ended July 31, 2006, SBFM waived a portion of its investment management fee in the amount of $16,904. In addition, during the year ended July 31, 2006, the Fund was reimbursed for expenses in the amount of $134,148.

During the year ended July 31, 2005, SBFM reimbursed the Fund in the amount of $551,590 for losses incurred resulting from an investment transaction error.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citigroup Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended July 31, 2006, the Fund paid transfer agent fees of $339,637 to CTB. In addition, for the period ended July 31, 2006, the Fund paid $6,930 to other Citigroup affiliates for shareholder recordkeeping services.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 0.50% the first year after purchase payment and thereafter 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

32         Legg Mason Partners High Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

For the period ended July 31, 2006, CGM and its affiliates and LMIS received sales charges of approximately $33,000 on sales of the Fund’s Class A shares. In addition, for the period ended July 31, 2006, CDSCs paid to CGM and its affiliates and LMIS were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$146,000	$2,000

*	Amount represents less than $1,000.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the Trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Trustees voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred. As of July 31, 2006, the Fund had accrued $29,616 as deferred compensation payable under the Plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended July 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$423,620,134

Sales	699,002,438

At July 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$26,538,789
Gross unrealized depreciation	(42,393,932)

Net unrealized depreciation	$(15,855,143)

At July 31, 2006, the Fund held loan participations with a total cost of $13,462,500 and a total market value of $13,473,784.

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25%

Legg Mason Partners High Income Fund 2006 Annual Report         33

Notes to Financial Statements (continued)

of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$922,604	$157,378	$46,856
Class B	1,664,989	132,676	44,288
Class C	1,148,008	68,940	24,415
Class Y	—	85	547

Total	$3,735,601	$359,079	$116,106

5.	Distributions to Shareholders by Class

	Year Ended July 31, 2006	Year Ended July 31, 2005
Net Investment Income:
Class A	$28,480,431	$32,785,929
Class B	15,892,012	22,576,421
Class C	11,864,334	15,609,715
Class Y	1,826,261	13,218,092

Total	$58,063,038	$84,190,157

6.	Shares of Beneficial Interest

At July 31, 2006, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2006		Year Ended July 31, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	7,950,272	$53,896,714	8,466,585	$58,593,735
Shares issued on reinvestment	1,907,691	12,897,203	2,120,518	14,677,471
Shares repurchased	(14,754,431)	(99,971,788)	(17,941,770)	(124,213,433)

Net Decrease	(4,896,468)	$(33,177,871)	(7,354,667)	$(50,942,227)

Class B
Shares sold	1,128,317	$7,675,417	3,511,648	$24,504,139
Shares issued on reinvestment	874,425	5,938,502	1,234,834	8,584,265
Shares repurchased	(14,194,942)	(96,642,807)	(17,298,614)	(120,242,313)

Net Decrease	(12,192,200)	$(83,028,888)	(12,552,132)	$(87,153,909)

34         Legg Mason Partners High Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

	Year Ended July 31, 2006		Year Ended July 31, 2005
	Shares	Amount	Shares	Amount
Class C
Shares sold	808,115	$5,509,942	2,798,891	$19,554,902
Shares issued on reinvestment	728,605	4,949,961	984,671	6,850,067
Shares repurchased	(7,615,431)	(51,836,600)	(10,126,381)	(70,346,524)

Net Decrease	(6,078,711)	$(41,376,697)	(6,342,819)	$(43,941,555)

Class Y
Shares sold	288,890	$2,013,393	4,862,393	$33,468,033
Shares issued on reinvestment	401	2,689	212,226	1,499,549
Shares repurchased	(20,485,139)	(141,415,482)	(9,914,199)	(68,550,966)

Net Decrease	(20,195,848)	$(139,399,400)	(4,839,580)	$(33,583,384)

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class Y
Daily 8/31/2006	$0.045651	$0.042972	$0.043313	$0.047358

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$58,063,038	$84,190,157

As of July 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

Capital loss carryforward*	$(661,210,697)
Other book/tax temporary differences(a)	(1,887,521)
Unrealized appreciation/(depreciation)(b)	(15,855,143)

Total accumulated earnings / (losses) — net	$(678,953,361)

*	During the taxable year ended July 31, 2006, the Fund utilized $21,873,290 of its capital loss carryover available from prior years. As July 31, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
7/31/2008	$(74,498,316)
7/31/2009	(130,523,394)
7/31/2010	(300,397,017)
7/31/2011	(139,767,629)
7/31/2012	(16,024,341)

$(661,210,697)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the difference between cash and accrual basis distributions paid, differences between the book/tax accrual of interest income on securities in default and differences in the book/tax treatment of various items.
(b)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book & tax amortization methods for premium on fixed income securities and book/tax differences in the treatment of consent fees.

Legg Mason Partners High Income Fund 2006 Annual Report         35

Notes to Financial Statements (continued)

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004, less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

36         Legg Mason Partners High Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

***

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although

Legg Mason Partners High Income Fund 2006 Annual Report         37

Notes to Financial Statements (continued)

stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to repeal as a derivative claim.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund.

11.	Subsequent Events

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Fund.

The Fund’s Board approved certain share class modifications which, among other things, will standardize share class features for all funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications are expected to be implemented during the fourth quarter of 2006.

The Fund’s Board also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

38         Legg Mason Partners High Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

12.	Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be August 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

Legg Mason Partners High Income Fund 2006 Annual Report         39

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Funds

(formerly Smith Barney Income Funds):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners High Income Fund (formerly Smith Barney High Income Fund), a series of Legg Mason Partners Income Funds, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners High Income Fund, as of July 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2006

40         Legg Mason Partners High Income Fund 2006 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

Background

At a meeting held in person on June 22, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the

Legg Mason Partners High Income Fund         41

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further

42         Legg Mason Partners High Income Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Legg Mason Partners High Income Fund         43

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners High Income Fund (formerly known as Smith Barney High Income Fund) (the “Fund”) are managed under the direction of the Board of Trustees of the Legg Mason Partners Income Funds (formerly known as Smith Barney Income Funds) (the “Trust”). Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Trustee	Since 1993	Retired; Former Director of Signet Group PLC	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue Greenwich, CT 06830 Birth Year: 1949	Trustee	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Trustee	Since 1985	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Trustee	Since 1999	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Trustee	Since 1999	Investment Counselor	27	None

John P. Toolan 7202 Southeast Golf Ridge Way Hobe Sound, FL 33455 Birth Year: 1930	Trustee	Since 1999	Retired	27	None

44         Legg Mason Partners High Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive of Travelers Investment Advisers, Inc. (from 2002 to 2005)	169	Trustee Consulting Group Capital Markets Fund
Officers:
Robert J. Brault Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002)	N/A	N/A

Legg Mason Partners High Income Fund         45

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005); Prior to 2002, Managing Director —Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason or its predecessors (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A
*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

46         Legg Mason Partners High Income Fund

Legg Mason Partners High Income Fund

TRUSTEES Lee Abraham Jane F. Dasher R. Jay Gerken, CFA Chairman Richard E. Hanson, Jr. Paul Hardin Roderick C. Rasmussen John P. Toolan

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Western Asset Management Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor
Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners High Income Fund but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD0429 9/06	SR06-139

Legg Mason Partners High Income Fund

The Fund is a separate investment fund of the Legg Mason Partners Income Funds, a Massachusetts business trust.

LEGG MASON PARTNERS HIGH INCOME FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund’s former Smith Barney Income Funds — Smith Barney High Income Fund name.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane F. Dasher, the Chairperson of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2005 and July 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $215,000 in 2005 and $224,000 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Funds (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $19,500 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Funds

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Income Funds requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Funds, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Income Funds during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Income Funds’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Funds or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT       Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Funds

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Income Funds

Date:	October 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Income Funds

Date:	October 6, 2006

By:	/s/ Robert J. Brault
Robert J. Brault
Chief Financial Officer of
Legg Mason Partners Income Funds

Date: October 6, 2006